EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Sucampo Pharmaceuticals, Inc. (the “Company”) certifies to the best of his knowledge that:
(1)	The Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007	/s/ RONALD W. KAISER
Ronald W. Kaiser
Chief Financial Officer (Principal Financial Officer)